                                      AGREEMENT


         This Agreement is entered into as of the 18th day of November, 1997 by and among Brandywine Realty Trust, a Maryland real estate investment trust ("BRT"), Brandywine Operating Partnership, L.P., a Delaware limited partnership ("BOP"), Brandywine Holdings, I, Inc., a Pennsylvania corporation ("BH I"), Brandywine Holdings II, Inc., a Pennsylvania corporation ("BH II"), Brandywine Holdings III, Inc., a Pennsylvania corporation ("BH III") and Brandywine Witmer, LLC, a Pennsylvania limited liability company ("BRT Witmer").

                                      Background

         The parties are entering into this Agreement in order to effect the following: (i) the assignment by BH I of its entire partnership interest (the "Witmer Interest") interest in Witmer Operating Partnership I, L.P., a Delaware limited partnership, to BRT Witmer and the assumption by BRT Witmer of all liabilities of BH I; (ii) the assignment by BH II of its entire partnership interest (the "C/N Interest") in C/N Oaklands Limited Partnership III, a Pennsylvania limited Partnership ("C/N"), to BRT and the contribution by BRT of the C/N Interest to BOP in exchange for certain modifications to the Agreement of Limited Partnership of BOP (the "Partnership Agreement");
(iii) the assignment by BH III of its entire partnership interest (the "Iron Run Interest") in Iron Run Limited Partnership V, a Pennsylvania limited Partnership ("Iron Run"), to BRT and the contribution by BRT of the Iron Run Interest to BOP; (iv) the assignment by BRT of its rights to all income, gain, profits, losses and cash flow from the LibertyView Building ("LibertyView") to BOP in exchange for the issuance to BRT of 101,388 units of general partnership interest ("GP Units") in BOP.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

         1. BH I hereby sells, assigns and transfers the Witmer Interest to BRT Witmer, and BRT Witmer hereby assumes all liabilities of BH I accrued through the date hereof.

         2. BH II hereby sells, assigns and transfers all of its assets, whether tangible or intangible, to BRT, including without limitation, the C/N Interest, and BRT hereby assumes any and all liabilities of BH II.

         3. BH III hereby sells, assigns and transfers all of its assets, whether tangible or intangible, to BRT, including without limitation, the Iron Run Interest, and BRT hereby assumes any and all liabilities of BH III.

         4. BRT hereby contributes to the capital of BOP the C/N Interest and the Iron Run Interest and, in consideration for such contribution, the partners of BOP have, concurrently with the execution and delivery of this Agreement, agreed to amendments to the Partnership

Agreement that eliminate the provisions in clause (ii) of Section 6.9 and in clause (ii) of Section 7.5 of the Partnership Agreement providing for special distributions and special allocations, respectively, on account of the ownership by BH II and BH III of the C/N Interest and the Iron Run Interest. The agreements of limited partnership of each of C/N and Iron Run will be amended to reflect the admission of BOP as the new general partner in each of C/N and Iron Run.

         5. BRT hereby assigns to BOP, as a capital contribution, its rights to all income, gain, profits, losses and cash flow from LibertyView in exchange for the issuance by BOP to BRT of 101,388 GP Units.

         6. The parties acknowledge that BRT intends to cause each of BH II and BH III, which are wholly-owned subsidiaries of BRT, to liquidate and dissolve following the execution and delivery of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                             BRANDYWINE REALTY TRUST

                             By:     /s/ Gerard H. Sweeney
                                     ------------------------------------------
                             Title:  President and Chief Executive Officer

                             BRANDYWINE OPERATING
                             PARTNERSHIP, L.P.

                             By:  BRANDYWINE REALTY TRUST, as
                                  general partner

                                  By:   /s/ Gerard H. Sweeney
                                        ---------------------------------------
                                       Name:
                                       Title:    President and Chief Executive
                                                 Officer



                             BRANDYWINE HOLDINGS I, INC.

                             By:   /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                                  Name:
                                  Title:    President and Chief Executive
                                            Officer


                                [EXECUTIONS CONTINUED]

                             BRANDYWINE HOLDINGS II, INC.

                             By:   /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                                  Name:
                                  Title:    President and Chief Executive
                                            Officer

                             BRANDYWINE HOLDINGS III, INC.

                             By:   /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                                  Name:
                                  Title:    President and Chief Executive
                                            Officer

                             BRANDYWINE WITMER, LLC

                             By: Brandywine Operating Partnership. L.P., its sole member, By Brandywine Realty Trust, its general partner

                             By:   /s/ Gerard H. Sweeney
                                  ---------------------------------------------
                                  Name:
                                  Title:    President and Chief Executive
                                            Officer